DEAN WITTER HAWAII MUNICIPAL TRUST                     Two World Trade Center,
LETTER TO THE SHAREHOLDERS November 30, 1997           New York, New York 10048


DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Dean Witter Hawaii Municipal Trust for the fiscal year ended
November 30, 1997.

Stimulated by a resurgence of consumer spending in late 1996, the economy grew at a rapid pace in the first quarter of 1997. This prompted the Federal Reserve Board to tighten its monetary policy in March in a preemptive move against a possible increase in the rate of inflation. Economic growth slowed in the second quarter and the bond market rallied. In addition to more moderate economic growth, low inflation and stable monetary policy, the bond rally through July was supported by a shrinking federal budget deficit and a stronger dollar. However, by August the bond market softened on fears that stronger employment conditions might prompt the Federal Reserve Board to tighten further. Yields resumed their decline in October and November. The spreading Asian currency crisis created turmoil in the international markets and precipitated "flight-to-quality" demand for U.S. Treasuries.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR
                                   FILING.]

                 MMD 30 Year AAA Insured and Treasury Yields:
                         Monthly from 12/92 - Present

               Date         AAA Ins     Tay    % Relationship
               ----         -------     ---    --------------
               12/31/93       5.40      6.34       86.17%
                1/31/94       5.40      6.24       86.54%
                2/28/94       5.80      6.86       87.09%
                3/31/94       6.40      7.09       90.27%
                4/29/94       6.35      7.32       86.75%
                5/31/94       6.25      7.43       84.12%
                6/30/94       6.50      7.61       85.41%
                7/29/94       6.25      7.39       84.57%
                8/31/94       6.30      7.45       84.56%
                9/30/94       6.55      7.81       83.87%
               10/31/94       6.75      7.96       84.80%
               11/30/94       7.00      8.00       87.50%
               12/30/94       6.75      7.88       85.66%
                1/31/95       6.40      7.70       83.12%
                2/28/95       6.15      7.44       82.66%
                3/31/95       6.15      7.43       82.77%
                4/28/95       6.20      7.34       84.47%
                5/31/95       5.80      6.66       87.09%
                6/30/95       6.10      6.62       92.15%
                7/31/95       6.10      6.86       88.92%
                8/31/95       6.00      6.66       90.09%
                9/29/95       5.95      6.48       91.82%
               10/31/95       5.75      6.33       90.84%
               11/30/95       5.50      6.14       89.58%
               12/29/95       5.35      5.94       90.07%
                1/31/96       5.40      6.03       89.55%
                2/29/96       5.80      6.46       86.89%
                3/29/96       5.85      6.66       87.84%
                4/30/96       5.95      6.89       86.36%
                5/31/96       6.05      6.99       86.55%
                6/28/96       6.90      6.89       85.63%
                7/31/96       5.85      6.97       83.83%
                8/30/96       5.90      7.11       82.98%
                9/30/96       5.70      6.93       82.25%
               10/31/96       5.65      6.64       85.09%
               11/29/96       5.60      6.35       86.61%
               12/31/96       5.60      6.63       84.46%
                1/31/97       5.70      6.79       83.95%
                2/28/97       5.85      6.80       83.09%
                3/31/97       5.90      7.10       83.10%
                4/30/97       5.75      6.94       82.85%
                5/30/97       5.55      6.91       81.77%
                6/30/97       5.60      6.78       82.60%
                7/30/97       5.30      6.30       84.00%
                8/31/97       5.50      6.61       83.00%
                9/30/97       5.40      6.40       84.40%
               10/31/97       5.35      6.15       86.90%
               11/30/97       5.30      6.05       87.60%

DEAN WITTER HAWAII MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS November 30, 1997, continued


MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields but with less volatility. Long-term insured revenue index yields increased from 5.60 percent to 5.90 percent between November 1996 and March 1997. The bond rally over the past seven months pushed 30-year yields down to 5.30 percent by the end of November 1997. Yields on 1-year notes moved from 3.60 percent to 3.80 percent over the period. Consequently, the yield pickup for extending maturities from 1 to 30 years narrowed from 200 basis points to 150 basis points.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields rose from 83 percent at the end of March 1997 to 88 percent in November. A rising ratio means that municipals have underperformed Treasuries and have become relatively more attractive. Over the past four years, this ratio has annually ranged from an average low of 83 percent to an average high of 90 percent.

New-issue underwriting volume was slightly ahead in the first half of 1997. The decline in interest rates led to a surge in refunding activity in the third quarter. As a result, new-issue municipal volume was up 17 percent during the first 11 months of 1997. Refundings accounted for one-quarter of total volume.

PERFORMANCE

The net asset value (NAV) of Dean Witter Hawaii Municipal Trust increased from $9.95 to $10.12 per share during the fiscal year ended November 30, 1997. Based on this change plus reinvestment of tax-free dividends totaling approximately $0.50 per share, the Fund's total return was 6.93 percent.

The accompanying chart illustrates the growth of a $10,000 investment in the Fund from inception (June 16, 1995) through the fiscal year ended November 30, 1997, versus similar hypothetical investments in the

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]


DEAN WITTER HAWAII MUNICIPAL TRUST


                               GROWTH OF $10,000

                                            Lehman Brothers
                Date            Total       Muni Bond Index   Lipper
          -----------------------------------------------------------
            June 16, 1995        $9,700         $10,000       $10,000
          November 30, 1995     $10,108         $10,610       $10,551
          November 30, 1996     $10,678         $11,234       $11,121
          November 30, 1997     $11,418(3)      $12,039       $11,824



                          Average Annual Total Returns

                           1 Year      Life of Fund
                           ------------------------
                           6.93(1)        6.86(1)
                           3.72(2)        5.54(2)


Past performance is not predictive of future returns

---------------

1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable front-end sales charge (3%). See the Fund's current prospectus for complete details on fees and sales charges.

3) Closing value including the deduction of a 3% front-end sales charge, assuming a complete redemption on November 30, 1997.

4) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investors Service, Inc. or Standard & Poor's Corp., respectively. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

5) The Lipper HI Municipal Debt Funds Average tracks the performance of the funds that limit assets to those securities which are exempt from taxation in HI state (double tax exempt) or a specified city in HI (triple tax-exempt) as reported by Lipper Analytical Services.

DEAN WITTER HAWAII MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS November 30, 1997, continued


issues that comprise the Lehman Brothers Municipal Bond Index and the funds that comprise the Lipper Analytical Services, Inc. Hawaii Municipal Debt Funds Average.

PORTFOLIO STRUCTURE

The Fund's net assets, currently in excess of $4.7 million, were diversified among 11 long-term sectors and 23 credits at the end of the fiscal year. In-state credits represented over 78 percent of the portfolio. The average maturity and call protection of the portfolio were 22 and 9 years, respectively. Credit quality remained a major focus with nearly 68 percent of long-term holdings rated triple "A."

LOOKING AHEAD

So far this year, long-term municipal bonds have followed the trend of Treasuries toward lower yields. The recent enactment of the Taxpayer Relief Act of 1997 preserved the traditional tax-exempt benefits of municipal bond income.

We appreciate your ongoing support of Dean Witter Hawaii Municipal Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR
                                   FILING.]

                    LARGEST SECTORS as of November 30, 1997
                               (% of Net Assets)

                              General Obligations
                                      27%

                                Transportation
                                      16%

                                   Mortgage
                                      15%

                                   IDR/PCR*
                                      14%

                                   Hospital
                                      8%

                                  All Others
                                      20%

* Industrial Development/Pollution Control Revenue.

Protfolio structure is subject to change.


                    CREDIT RATINGS as of November 30, 1997
                       (% of Total Long-Term Portfolio)

                                  AAA or Aaa
                                      68%

                                   AA or Aa
                                      15%

                                    A or A
                                      11%

                                  BBB or Baa
                                      6%

As measured by Standard & Poor's Corp. or
Moody's Investor Services, Inc.

Portfolio structure is subject to change.

DEAN WITTER HAWAII MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS November 30, 1997

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            HAWAII TAX-EXEMPT MUNICIPAL BONDS + (95.5%)
            General Obligation (26.6%)
            Hawaii,
     $100    1993 Ser CH** ..................................................  6.00 %  11/01/10     $110,740
      200    1996 Ser CM (FGIC) .............................................  6.00    12/01/12      222,282
      300    1997 Ser CP (FGIC) .............................................  5.00    10/01/17      291,885
            Honolulu City & County,
      150    Ser 1996 A (FGIC) ..............................................  5.50    09/01/15      154,032
      100    Ser 1997 B (FGIC) ..............................................  5.00    11/01/16       97,723
      180   Kauai County, Public Improvement 1997 Ser B (MBIA) ..............  5.25    08/01/16      180,767
      100   Maui County, 1996 Ser A (MBIA) ..................................  5.75    06/01/13      105,305
      100   Puerto Rico, Public Improvement Ser 1996 ........................  5.50    07/01/17      100,873
-----------                                                                                      ------------
    1,230                                                                                          1,263,607
-----------                                                                                      ------------
            Educational Facilities Revenue (3.1%)
      150   University of Puerto Rico, Ser M (MBIA) .........................  5.25    06/01/25      149,566
-----------                                                                                      ------------
            Electric Revenue (3.2%)
      150   Puerto Rico Electric Power Authority, Power Ser X ...............  5.50    07/01/25      150,084
-----------                                                                                      ------------
            Hospital Revenue (8.4%)
            Hawaii Department of Budget & Finance,
      200    Kapiolani Health Care Ser 1996 .................................  6.25    07/01/21      212,734
      100    Queens Health Systems 1996 Ser A ...............................  5.875   07/01/11      104,527
       75   Puerto Rico Industrial, Tourist, Educational, Medical &
             Enviromental Control Facilities Financing Authority, Hospital
             Auxilio Mutuo
             1995 Ser A (MBIA) ..............................................  6.25    07/01/24       81,451
-----------                                                                                      ------------
      375                                                                                            398,712
-----------                                                                                      ------------
            Industrial Development/Pollution Control Revenue (13.5%)
            Hawaii Department of Budget & Finance,
      100    Hawaiian Electric Co Ser 1992 (AMT)(MBIA) ......................  6.55    12/01/22      108,772
      100    Hawaiian Electric Co Ser 1995 A (AMT)(MBIA)** ..................  6.60    01/01/25      108,842
      200    Hawaiian Electric Co Ser 1996 A (AMT)(MBIA) ....................  6.20    05/01/26      213,056
      100    Hawaiian Electric Co Ser 1997 A (AMT)(MBIA) ....................  5.65    10/01/27      102,481
      100   Puerto Rico Ports Authority, American Airlines Inc 1996 Ser A
             (AMT)  .........................................................  6.25    06/01/26      107,704
-----------                                                                                      ------------
      600                                                                                            640,855
-----------                                                                                      ------------
            Mortgage Revenue -Multi-Family (4.9%)
            Hawaii Housing Finance & Development Corporation,
      100    Affordable Rental 1995 Ser A  ..................................  6.10    07/01/30      102,695
      125    University of Hawaii Faculty Ser 1995 (AMBAC) ..................  5.65    10/01/16      129,222
-----------                                                                                      ------------
      225                                                                                            231,917
-----------                                                                                      ------------

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER HAWAII MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS November 30, 1997, continued


 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Single Family (10.5%)
            Hawaii Housing Finance & Development Corporation,
     $300    Purchase 1994 Ser B (MBIA) .....................................  5.90%   07/01/27     $309,147
      150    1997 Ser A (AMT) ...............................................  5.75    07/01/30      150,747
       40   Puerto Rico Housing Bank & Finance Agency, GNMA/FNMA
             Collateralized Portfolio I (AMT) ...............................  6.10    10/01/15       41,377
-----------                                                                                      ------------
      490                                                                                            501,271
-----------                                                                                      ------------
            Public Facilities Revenue (3.6%)
      175   Puerto Rico Infrastructure Financing Authority, Ser A (AMBAC)
-----------  (WI) ...........................................................  5.00    07/01/28      169,661
                                                                                                 ------------
            Transportation Facilities Revenue (16.2%)
            Hawaii,
      200    Airports Third Refg Ser of 1994 (AMT)(AMBAC) ...................  5.75    07/01/09      210,506
      300    Harbor Ser 1997 (AMT)(MBIA) ....................................  5.75    07/01/17      309,204
      150    Highway Ser 1996 ...............................................  5.25    07/01/16      149,993
      100   Puerto Rico Highway & Transportation Authority, Refg Ser V** ....  5.75    07/01/18      101,482
-----------                                                                                      ------------
      750                                                                                            771,185
-----------                                                                                      ------------
            Water & Sewer Revenue (3.3%)
      150   Honolulu Board of Water Supply, Ser 1996 ........................  5.80    07/01/16      157,130
-----------                                                                                      ------------
            Other Revenue (2.2%)
      100   Puerto Rico Industrial, Tourist, Educational, Medical &
-----------  Environmental

             Control Facilities Financing Authority, Teachers Retirement
             1996 Ser B .....................................................  5.50    07/01/16      102,825
                                                                                                 ------------
   $4,395   TOTAL HAWAII TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $4,358,279)(a) ..   95.5%     4,536,813
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ..........................    4.5        214,980
                                                                                      ---------- ------------
            NET ASSETS  ..............................................................  100.0%    $4,751,793
                                                                                      ========== ============


------------
AMT        Alternative Minimum Tax.
WI         Security purchased on a when issued basis.
+          Puerto Rico issues represent 21% of net assets.
** All or a portion of these securities are segregated in connection with the purchase of when issued securities.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation is $178,534.

Bond Insurance:
---------------

AMBAC      AMBAC Indemnity Corporation.
FGIC       Financial Guaranty Insurance Company.
MBIA       Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
November 30, 1997

ASSETS:

Investments in securities, at value
 (identified cost $4,358,279) ................................  $4,536,813
Cash..........................................................     132,041
Receivable for:
  Investments sold ...........................................     161,379
  Interest....................................................      86,548
  Shares of beneficial interest sold..........................       5,046
Deferred organizational expenses .............................      30,509
Receivable from affiliate ....................................      27,066
Prepaid expenses and other assets ............................       3,150
                                                               ------------
  TOTAL ASSETS ...............................................   4,982,552
                                                               ------------
LIABILITIES:

Payable for:
  Investments purchased ......................................     167,670
  Dividends to shareholders ..................................       2,000
  Plan of distribution fee ...................................         771
Organizational expenses ......................................      30,509
Accrued expenses and other payables ..........................      29,809
                                                               ------------
  TOTAL LIABILITIES...........................................     230,759
                                                               ------------
  NET ASSETS .................................................  $4,751,793
                                                               ============
COMPOSITION OF NET ASSETS:

Paid-in-capital...............................................  $4,591,781
Net unrealized appreciation ..................................     178,534
Accumulated undistributed net investment income...............       1,639
Accumulated net realized loss ................................     (20,161)
                                                               ------------
  NET ASSETS..................................................  $4,751,793
                                                               ============
NET ASSET VALUE PER SHARE,
 469,339 shares outstanding (unlimited shares authorized
   $.01 par value) ...........................................     $10.12
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE,
 (net asset value plus 3.09% of net asset value)* ............     $10.43
                                                               ============

------------
* On sales of $100,000 or more the offering price is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the year ended November 30, 1997

NET INVESTMENT INCOME:

INTEREST INCOME ........................  $ 203,435
                                         -----------
EXPENSES
Professional fees ......................     41,138
Shareholder reports and notices  .......     33,744
Investment management fee ..............     13,705
Organizational expenses ................     11,996
Plan of distribution fee ...............      7,596
Transfer agent fees and expenses  ......      1,947
Registration fees ......................      1,318
Custodian fees .........................        387
Other ..................................      3,872
                                         -----------
  TOTAL EXPENSES .......................    115,703
Less: amounts waived/reimbursed  .......   (107,722)
Less: expense offset ...................       (385)
                                         -----------
  NET EXPENSES .........................      7,596
                                         -----------
  NET INVESTMENT INCOME ................    195,839
                                         -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized loss ......................     (2,033)
Net change in unrealized appreciation  .     87,760
                                         -----------
  NET GAIN .............................     85,727
                                         -----------
NET INCREASE ...........................  $ 281,566
                                         ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR      FOR THE YEAR
                                                              ENDED              ENDED
                                                        NOVEMBER 30, 1997  NOVEMBER 30, 1996
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income .................................     $  195,839        $  120,514
Net realized loss .....................................         (2,033)          (18,128)
Net change in unrealized appreciation .................         87,760            55,522
                                                            ----------        ----------
  NET INCREASE ........................................        281,566           157,908

Dividends from net investment income...................       (194,952)         (120,065)
Net increase from transactions in shares of beneficial
 interest..............................................      1,440,194         1,676,974
                                                            ----------        ----------
  NET INCREASE ........................................      1,526,808         1,714,817

NET ASSETS:

Beginning of period....................................      3,224,985         1,510,168
                                                            ----------        ----------
  END OF PERIOD
  (Including undistributed net investment income of
  $1,639 and $919, respectively)  .....................     $4,751,793        $3,224,985
                                                            ==========        ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1997


1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Hawaii Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from both federal and State of Hawaii income taxes consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on March 14, 1995 and commenced operations on June 16, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income

DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1997, continued


and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of approximately $60,000 which will be reimbursed for the full amount thereof, exclusive of amounts assumed of $29,491. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 0.35% to the Fund's daily net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager has undertaken to assume all operating expenses (excluding plan of distribution fees) and waive the compensation provided for in its Investment Management Agreement until December 31, 1998.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act finances certain expenses in connection therewith.

DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1997, continued


Under the Plan, the expenses of certain activities and services provided by Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses incurred in connection with the distribution of the Fund's shares, are reimbursed.

Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.20% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended November 30, 1997, the distribution fee was accrued at the annual rate of 0.19%.

The Distributor has informed the Fund that for the year ended November 30, 1997, it received approximately $43,800 in commissions from the sale of shares of the Fund's beneficial interest. Such commissions are deducted from the proceeds of the shares and are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1997 aggregated $1,901,126 and $475,404, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager and
Distributor, is the Fund's transfer agent. At November 30, 1997, the Fund had transfer agent fees and expenses payable of approximately $45.

5. FEDERAL INCOME TAX STATUS

At November 30, 1997, the Fund had a net capital loss carryover of approximately $20,200 of which $18,200 will be available through November 30, 2004 and $2,000 will be available through November 30, 2005 to offset future capital gains to the extent provided by regulations.

DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1997, continued


6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                  FOR THE YEAR            FOR THE YEAR
                                      ENDED                   ENDED
                                NOVEMBER 30, 1997       NOVEMBER 30, 1996
                            ------------------------ ------------------------
                              SHARES       AMOUNT      SHARES       AMOUNT
                            ---------- ------------  ---------- ------------
Sold ......................   157,613    $1,563,409    221,179    $2,156,449
Reinvestment of dividends      10,917       108,219      7,541        73,494
                            ---------- ------------  ---------- ------------
                              168,530     1,671,628    228,720     2,229,943
Repurchased ...............   (23,316)     (231,434)   (57,016)     (552,969)
                            ---------- ------------  ---------- ------------
Net increase ..............   145,214    $1,440,194    171,704    $1,676,974
                            ========== ============  ========== ============

DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                    FOR THE PERIOD
                                               FOR THE YEAR      FOR THE YEAR       JUNE 16, 1995*
                                                  ENDED              ENDED             THROUGH
                                            NOVEMBER 30, 1997  NOVEMBER 30, 1996  NOVEMBER 30, 1995
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....       $ 9.95            $ 9.91             $ 9.70
                                                  ------            ------             ------
Net investment income .....................         0.50              0.50               0.19
Net realized and unrealized gain ..........         0.17              0.04               0.21
                                                  ------            ------             ------
Total from investment operations ..........         0.67              0.54               0.40
                                                  ------            ------             ------
Less dividends from net investment income          (0.50)            (0.50)             (0.19)
                                                  ------            ------             ------
Net asset value, end of period ............       $10.12            $ 9.95             $ 9.91
                                                  ======            ======             ======
TOTAL INVESTMENT RETURN+...................         6.93%             5.64%              4.21%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................         0.19%(3)          0.19%(3)           0.20%(2)(3)
Net investment income .....................         5.00%(3)          5.09%(3)           4.69%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..       $4,752            $3,225             $1,510
Portfolio turnover rate ...................           13%               51%                14%(1)

------------
*      Commencement of operations.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Investment Manager had not assumed expenses and waived the management fee, the expense and net investment income ratios, which reflect the effect of expense offsets, would have been as follows:

                         EXPENSE   NET INVESTMENT  EXPENSE
PERIOD ENDED:             RATIO     INCOME RATIO    OFFSET
-------------             -----     ------------    ------
November 30, 1997  ..     2.95%        2.24%        0.01%
November 30, 1996* ..     2.69%        2.59%        0.03%
November 30, 1995* ..     2.70%        2.19%        0.10%

------------
*      After application of the Fund's state expense limitation.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER HAWAII MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Hawaii Municipal Trust (the "Fund") at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 16, 1995 (commencement of operations) through November 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
January 9, 1998

                     1997 FEDERAL TAX NOTICE (unaudited)

    During the period ended November 30, 1997, the Fund paid to shareholders $0.50 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

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

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.





DEAN WITTER
HAWAII MUNICIPAL
TRUST




ANNUAL REPORT
NOVEMBER 30, 1997